                                                                   Exhibit 10.34


================================================================================



                     FIRST AMENDMENT TO AMENDED AND RESTATED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT


                            Dated as of June 14, 2000


                                  By and Among

                              UNO RESTAURANTS, INC.
                                       and
                               SAXET CORPORATION,
                                  as Borrowers

                                 UNO FOODS INC.
                            PIZZERIA UNO CORPORATION
                            URC HOLDING COMPANY, INC.
                                       and
                           UNO RESTAURANT CORPORATION,
                                 as Loan Parties

                                       and

            FLEET NATIONAL BANK, as Administrative Agent and Arranger
                                       and
                SUNTRUST BANK, as Co-Agent and Syndication Agent

                                       and

                               FLEET NATIONAL BANK
                                       and
                                 SUNTRUST BANK,
                                    as Banks


================================================================================

            FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT
                             AND TERM LOAN AGREEMENT


         This FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT ("First Amendment") is entered into as of June 14, 2000 by and among UNO RESTAURANTS, INC., a Massachusetts corporation ("URI"), SAXET CORPORATION, a Delaware corporation ("Saxet", and together with URI, each a "Borrower" and collectively, the "Borrowers"), UNO FOODS INC., a Massachusetts corporation ("UFI"), PIZZERIA UNO CORPORATION, a Delaware corporation ("PUC"), UNO RESTAURANT CORPORATION, a Delaware corporation ("URC"), URC HOLDING COMPANY, INC., a Delaware corporation ("UHC" and together with UFI, PUC, URC and the Borrowers, hereinafter referred to collectively as the "Loan Parties"), FLEET NATIONAL BANK, a national banking association ("Fleet"), SUNTRUST BANK, a Georgia banking corporation ("SunTrust"), FLEET NATIONAL BANK, as Administrative Agent for the Banks (the "Agent") and Arranger and SUNTRUST BANK, as Co-Agent for the Banks (the "Co-Agent") and Syndication Agent.

                                    RECITALS

         The Loan Parties, the Banks, the Agent and the Co-Agent are parties to an Amended and Restated Revolving Credit and Term Loan Agreement dated as of November 4, 1997 (as amended, the "Credit Agreement") and desire to amend the Credit Agreement in certain respects. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

         NOW, THEREFORE, for good and valuable consideration, the parties hereby agree as follows:

         Section 1.        AMENDMENT OF DEFINITIONS.

                  (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions of "APPLICABLE COMMITMENT FEE PERCENTAGE", "BANKS", "CHANGE OF CONTROL", "COMMITMENT PERCENTAGE", "COMPLIANCE CERTIFICATE", "FEE LETTER", "MAXIMUM CREDIT AMOUNT", "PERMITTED STOCK REPURCHASE", "REVOLVING CREDIT NOTES", "REVOLVING CREDIT TERMINATION DATE", "SAXET TERM NOTES" and "URI TERM NOTES" in their entirety and substituting therefor the following:

                           "APPLICABLE COMMITMENT FEE PERCENTAGE" shall mean
                  during each fiscal quarter of URI, the percentage set forth below opposite the Consolidated Leverage Ratio in effect as of the end of the immediately preceding fiscal quarter:

-----------------------------------------------------------------------------
Consolidated Leverage Ratio
as of the End of the
Immediately Preceding                  Applicable Commitment
Fiscal Quarter                         Fee Percentage
-----------------------------------------------------------------------------
Equal to or Greater than                        .50%
2.0:1.0
-----------------------------------------------------------------------------
Equal to or Greater than                        .375%
1.7:1.0 and Less than
2.0:1.0
-----------------------------------------------------------------------------
Equal to or Greater than                        .33%
1.35:1.0 and Less than
1.7:1.0
-----------------------------------------------------------------------------
Equal to or Greater than                        .3125%
1.0:1.0 and Less than
1.35:1.0
-----------------------------------------------------------------------------
Less than 1.0:1.0                               .25%
-----------------------------------------------------------------------------


                           "BANKS" shall mean Fleet, SunTrust and their
                  successors and assigns.

                           "CHANGE OF CONTROL" shall be deemed to have occurred
                  when (a) the individuals who at the Closing Date constituted the Board of Directors of URC (together with any new directors whose election by such Board of Directors or whose nomination for election by the stockholders of URC was approved by a vote of a majority of the directors then still in office who were directors on the Closing Date or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of URC then still in office, (b) neither Aaron D. Spencer ("Spencer") nor Craig Miller shall serve as chief executive officer of URC, whether by reason of death, disability, resignation, action by the Board of Directors, or otherwise or (c) more than twenty-five percent (25%) of the outstanding shares of common stock of URC is owned of record or beneficially by any Person or group of Persons within the meaning of Sections 13 or 14 of the Securities Exchange Act of 1934, as amended, other than Spencer, the executors of his estate, the trustees of any trust established under his will or the family member beneficiaries of his estate.

                           "COMMITMENT PERCENTAGE" shall mean as to each Bank
                  the percentage figure set forth on SCHEDULE I to the First Amendment as such Bank's Commitment Percentage, as the same may be adjusted from time to time in connection with any assignment under Section 12.2 of the Credit Agreement.

                           "COMPLIANCE CERTIFICATE" shall mean a certificate in
                  the form of EXHIBIT B to the First Amendment and executed by the chief executive officer or chief financial officer of URC.

                           "FEE LETTER" shall mean that certain letter dated as
                  of June 14, 2000 among URI, Saxet and the Agent describing the agency fee to be paid to the Agent by URI and Saxet, on November 1, 2000 and each anniversary thereof.

                           "MAXIMUM CREDIT AMOUNT" shall mean, as of any date of
                  determination, the lesser of (a) $36,600,000 or (b) the amount to which the Maximum Credit Amount may have been reduced pursuant to Section 2.10; provided that if the obligation of the Banks to make further Revolving Credit Advances is terminated pursuant to Article 10, the Maximum Credit Amount as of any date of determination thereafter shall be deemed to be $0.

                           "PERMITTED STOCK REPURCHASE" shall mean the purchase
                  by URC of shares of its common stock from time to time (a) from the proceeds of Revolving Credit Advances up to a maximum aggregate amount after June 14, 2000 not to exceed $10,000,000 (not including any amounts used for such purpose prior to such date) or (b) as otherwise approved by the Required Banks.

                           "REVOLVING CREDIT NOTES" shall mean the Amended and
                  Restated URI Revolving Credit Notes executed by URI in favor of each Bank substantially in the form of EXHIBIT A-1 to the First Amendment to evidence the Revolving Credit Advances.

                           "REVOLVING CREDIT TERMINATION DATE" shall mean June
                  14, 2005.

                           "SAXET TERM NOTES" shall mean the Amended and
                  Restated Saxet Term Notes executed by Saxet in favor of each Bank in the form of EXHIBIT A-3 to the First Amendment to evidence the Saxet Term Loan.

                           "URI TERM NOTES" shall mean the Amended and Restated
                  URI Term Notes executed by URI in favor of each Bank substantially in the form of EXHIBIT A-2 to the First Amendment to evidence the URI Term Loan.


                  (b) Section 1.1 of the Credit Agreement is hereby further amended by adding the following definitions in alphabetical order:

                           "APPLICABLE URI MARGIN - PRIME RATE (REVOLVER)" and
                  "APPLICABLE URI MARGIN - LIBOR RATE (REVOLVER)" shall mean during each fiscal quarter of URI, the percentage set forth opposite the Consolidated Leverage Ratio in effect as of the end of the immediately preceding fiscal quarter:

--------------------------------------------------------------------------------
Consolidated Leverage Ratio
as of the End of the
Immediately Preceding                               Applicable Margin
Fiscal Quarter                         -Prime Rate                -Libor Rate
--------------------------------------------------------------------------------
Equal to or Greater than               .50%                       1.75%
2.0:1.0
--------------------------------------------------------------------------------
Equal to or Greater than               .25%                       1.50%
1.7:1.0 and Less than 2.0:1.0
--------------------------------------------------------------------------------
Equal to or Greater than               .00%                       1.25%
1.35:1.0 and Less than 1.7:1.0
--------------------------------------------------------------------------------
Equal to or Greater than               .00%                       1.00%
1.0:1.0 and Less than 1.35:1.0
--------------------------------------------------------------------------------
Less than 1.0:1.0                      .00%                        .75%
--------------------------------------------------------------------------------


                           "CONSOLIDATED ADJUSTED EBITDAR" shall mean the sum of
                  Consolidated Adjusted EBITDA plus, to the extent deducted as an expense in calculating Consolidated EBIT, all lease payments of URC and its Subsidiaries, including but not limited to any and all payments made under operating leases and in connection with any Permitted Financing Transactions.

                           "CONSOLIDATED SAME STORE CAPITAL EXPENDITURES" shall
                  mean Capital Expenditures of URC and its Subsidiaries in connection with the maintenance and rehabilitation of, and all other Capital Expenditures made with respect to, all Company Restaurants that have been owned or leased and operated by URC or any of its Subsidiaries for a minimum of twelve (12) months.

                           "FIRST AMENDMENT" shall mean the First Amendment to
                  Amended and Restated Revolving Credit and Term Loan Agreement dated as of June 14, 2000 by and among the Loan Parties, the Banks, the Agent and Arranger and the Co-Agent and Syndication Agent.

                           "1999 FINANCIAL STATEMENTS" shall mean the
                  Consolidated Balance Sheet of URC and its Subsidiaries as of October 3, 1999 and the related Consolidated Statements of Income, Shareholders' Equity and Cash Flow for the year then ended and notes to such financial statements.

                           "PERMITTED FINANCING TRANSACTIONS" shall mean, with
                  respect to any Loan Party or its Subsidiaries, so long as no Default is outstanding, any mortgage loan, synthetic lease or sale and leaseback transactions, upon terms and conditions reasonably satisfactory to the Banks, including without limitation, execution of an intercreditor agreement solely granting the Banks a right to receive notice of and cure any defaults under agreements related to such transaction, providing that a payment or other default permitting the acceleration of Indebtedness under such documents shall constitute a Default, providing that URC and its Subsidiaries will not be subject to covenants under such agreements that are more restrictive than the covenants to which URC and its Subsidiaries are subject hereunder, and providing that the obligations under such mortgage loan, synthetic lease or sale and leaseback transaction will have recourse only to the assets subject to such transaction and an unsecured guaranty of URC, (a) involving any existing Company Restaurants owned by such Loan Party or any of its Subsidiaries on June 14, 2000 which financing transactions are consummated on or before December 31, 2000, provided that the aggregate amounts involved in all such financing transactions permitted pursuant to this paragraph (a) and consummated during such period does not exceed $10,000,000 and provided further that any and all proceeds received from any such financing transactions shall be applied on the date of receipt to the repayment of the Revolving Credit Advances or (b) involving any new Company Restaurant acquired by such Loan Party after June 14, 2000 which financing transactions are consummated after December 31, 2000, provided that the aggregate amounts involved in all such financing transactions permitted pursuant to this paragraph (b) does not exceed $5,000,000 during any fiscal year.

         Section 2. AMENDMENT OF INTEREST RATES. Article 2 of the Credit Agreement is hereby amended by deleting Section 2.3 thereof in its entirety and substituting therefor the following:

                           "Section 2.3 INTEREST ON REVOLVING CREDIT ADVANCES.
                  Subject to the provisions of Section 2.6, URI shall pay interest on the unpaid balance of each Revolving Credit Advance which is a Prime Rate Loan from time to time outstanding at a per annum rate equal to the sum of (a) the Prime Rate PLUS (b) the Applicable URI Margin - Prime Rate (Revolver), as each is in effect from time to time, and shall pay interest on each Revolving Credit Advance which is a LIBOR Rate Loan at a rate per annum equal to the sum of (a) the LIBOR Rate, PLUS (b) the Applicable URI Margin - LIBOR Rate (Revolver), as each is in effect from time to time. Interest on Revolving Credit Advances which are Prime Rate Loans shall be payable in arrears on the last day of each January, April, July and October, commencing January 31, 1998, and continuing until all of the Indebtedness of URI to the Banks hereunder shall have been fully paid. Interest on Revolving Credit Advances which are LIBOR Rate Loans shall be paid for the applicable Interest Period on the last day thereof and when such LIBOR Rate Loan is due (whether at maturity, by reason of acceleration or otherwise) and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof."

         Section 3. AMENDMENT OF MANDATORY PAYMENTS. Article 4 of the Credit Agreement is hereby amended by adding the following new paragraph (c) to the end of Section 4.1 thereof:

                           "(c) The Borrowers shall apply, on the date of
                  receipt, any and all proceeds received by any Loan Party or its Subsidiaries, in connection with Permitted Financing Transactions consummated in accordance with paragraph (b) of the definition thereof to the repayment of the Revolving Credit Advances."

         Section 4. AMENDMENT OF FINANCIAL COVENANTS. Article 7 of the Credit Agreement is hereby amended by deleting Sections 7.1 through 7.7 thereof in their entirety and substituting therefor the following:

                           "Section 7.1. CONSOLIDATED TANGIBLE NET WORTH. URC
                  will at all times maintain Consolidated Tangible Net Worth in an amount not less than the sum of (i) $69,083,000, PLUS (ii) 50% of the sum of Consolidated Net Income (without deduction for any loss or deficit) for each fiscal quarter ending after April 2, 2000, PLUS (iii) 100% of the net proceeds received by URC in connection with any offering of its capital stock LESS
                  (iv) the amounts expended by URC on Permitted Stock Repurchases."

                           "Section 7.2. CASH FLOW COVERAGE RATIO. URC and its
                  Subsidiaries shall maintain a ratio of Consolidated Adjusted EBITDAR to the sum of (i) Consolidated Total Debt Service (excluding, however, for purposes of this calculation, the $6,000,000 balloon payment to be made by Saxet with respect to the Saxet Term Loan in the event such loan is not refinanced), PLUS (ii) Consolidated Same Store Capital Expenditures, PLUS
                  (iii) all cash dividends paid by URC on its capital stock, PLUS (iv) all taxes paid by URC and its Subsidiaries in cash, PLUS (v) without duplication, all lease payments of URC and its Subsidiaries, including but not limited to any and all payments made under operating leases and in connection with Permitted Financing Transactions to the extent deducted in calculating Consolidated EBIT, for each period of four fiscal quarters ending on the dates indicated below, of not less than the ratio set forth opposite each such date:

                  --------------------------------------------------------------
                  Quarter End                                    Ratio
                  --------------------------------------------------------------
                  Each Fiscal Quarter End                       1.0:1.0
                  In Fiscal Years 2000 and 2001
                  --------------------------------------------------------------
                  Each Fiscal Quarter End                      1.25:1.0"
                  After Fiscal Year End 2001
                  --------------------------------------------------------------

                           "Section 7.3.  PROFITABILITY.  URC shall earn
Consolidated Net Income in each fiscal quarter of not less than $1."

                           "Section 7.4. CONSOLIDATED LEVERAGE RATIO. URC and
                  its Subsidiaries shall, for each period of four fiscal quarters ending during the periods set forth below, maintain a Consolidated Leverage Ratio of not more than the ratio set forth opposite each such period:

                  --------------------------------------------------------------
                              Period                           Ratio
                  --------------------------------------------------------------
                  July 2, 2000 through                        2.0:1.0
                  Fiscal Year End 2001
                  --------------------------------------------------------------
                  Fiscal Year 2002                           1.75:1.0
                  through Fiscal Year End 2003
                  --------------------------------------------------------------
                  Fiscal Year 2004                           1.5:1.0"
                  and thereafter
                  --------------------------------------------------------------

                           "Section 7.5. CONSOLIDATED ADJUSTED EBITDA. URC and
                  its Subsidiaries' Consolidated Adjusted EBITDA for each four fiscal quarter period shall not be less than (a) $30,000,000 for the four-quarter period ending July 2, 2000 and (b) for each subsequent four-quarter period, the greater of (i) $30,000,000 or (ii) 85% of actual Consolidated Adjusted EBITDA as of the end of the previous four-quarter period."


         Section 5.  AMENDMENT OF NEGATIVE COVENANTS.

                  (a) Section 9.1 of the Credit Agreement is hereby amended by adding the following new paragraph (h) to the end thereof:

                  "(h)     Indebtedness in respect of Permitted Financing
         Transactions."

                  (b) Section 9.2 of the Credit Agreement is hereby amended by deleting paragraph (h) thereof in its entirety and substituting therefor the following:

                           "(h) Mortgage liens on real property owned by the Loan Parties or any Subsidiary securing Indebtedness permitted under Section 9.1
                                    (g)."

                  (c) Section 9.2 of the Credit Agreement is hereby further amended by adding the following new paragraph (i) to the end thereof:

                           "(i) Liens created in connection with and on the assets subject to Permitted Financing Transactions."

                  (d) Article 9 of the Credit Agreement is hereby amended by deleting Section 9.4 thereof in its entirety and substituting therefor the following:

                           "Section 9.4. DISPOSITIONS OF ASSETS. Sell, lease or
                  otherwise dispose of any assets except for (a) the sale, lease or other disposition of inventory or other property (not including receivables) in the ordinary course of business, (b) so long as no Default exists or would result on an actual or pro forma basis after giving effect thereto, other sales of assets so long as the earnings before interest, taxes, depreciation and amortization attributable to the assets to be sold, together with the earnings before interest, taxes, depreciation and amortization attributable to all other assets sold, leased, contributed or conveyed in the ordinary course of business pursuant to Section 9.4(a) during the then current fiscal year does not exceed 10% of Consolidated Adjusted EBITDA for the fiscal year immediately preceding the then current fiscal year or (c) Permitted Financing Transactions consummated pursuant to the terms set forth in paragraph (a) of the definition thereof."

                  (e) Article 9 of the Credit Agreement is hereby further amended by deleting Section 9.9 thereof in its entirety and substituting therefor the following:

                           "Section 9.9. SALE AND LEASEBACK. Sell or transfer
                  any of its properties with the intention of taking back a lease of the same property or leasing other property for substantially the same use as the property being sold or transferred, except for Permitted Financing Transactions."

         Section 6. REVISED REVOLVING CREDIT AND TERM NOTES. The Banks and the Borrowers hereby agree that, in connection with the execution and delivery hereof, the Borrowers shall execute and deliver to the Banks the following revised notes (collectively, the "Revised Notes"): a) the Amended and Restated URI Revolving Credit Notes, executed by URI in the form of EXHIBIT A-1 to the First Amendment to evidence the Revolving Credit Advances, b) the Amended and Restated URI Term Notes, executed by URI in the form of EXHIBIT A-2 to the First Amendment to evidence the URI Term Loan and c) the Amended and Restated Saxet Term Notes, executed by Saxet in the form of EXHIBIT A-3 to the First Amendment. The Revised Notes shall, from and after the date hereof, be deemed to be the "Revolving Credit Notes", "URI Term Notes" and "Saxet Term Notes", respectively, under the Credit Agreement. Accrued interest on the URI Revolving Credit Notes, the URI Term Notes and the Saxet Term Notes, each dated November 4, 1997 (collectively, the "Original Notes"), through the date hereof which has not been paid shall be paid to the holder of such Original Notes in accordance with the terms of the Credit Agreement prior to amendment hereby. Upon execution and delivery to the Banks of the Revised Notes, the holder of the Original Notes shall return such Original Notes to the Borrowers for cancellation.

         Section 7. RELEASE OF REAL ESTATE COLLATERAL. At the request of the Borrowers or URC in connection with any proposed Permitted Financing Transactions involving the properties described below and provided that no Default is outstanding under the Credit Agreement, the Banks hereby agree to the discharge from time to time by the Agent, on behalf of the Banks, of the mortgages in favor of the Agent on, and a concomitant release of the Assignment of Leases and Rents executed with respect to, the properties described on
SCHEDULE II hereto, PROVIDED THAT the Banks shall have received any and all documentation prepared in connection with any such proposed Permitted Financing Transactions, including but not limited to an intercreditor agreement on terms reasonably acceptable to the Banks, and shall have approved the terms and conditions of such proposed Permitted Financing Transactions; PROVIDED FURTHER THAT, in exchange for the discharge and release by the Agent of its security interest in any of the properties described on SCHEDULE II, the applicable Loan Party will grant to the Agent a mortgage of and security interest in (a) the facility located at 545 Lakeview Parkway, Vernon Hills, Illinois (the "Vernon Hills Facility") and (b) the facility located at 11633 University Boulevard, Orlando, Florida (the "University Boulevard Facility", and together with the Vernon Hills Facility, each a "Facility" and collectively, the "Facilities") to secure the Bank Obligations, by execution and delivery of a Mortgage and Security Agreement or other similar instrument with respect to each Facility, in form and substance reasonably satisfactory to the Agent, and PROVIDED FURTHER THAT in connection therewith, the Agent shall have received the following documents with respect to each Facility, all on terms and conditions and in form and substance reasonably satisfactory to the Agent: a) an executed Assignment of Leases and Rents from the applicable Loan Party to the Agent; b) a title insurance policy in favor of the Agent, insuring a first mortgage title with only exceptions reasonably satisfactory to the Agent; c) to the extent currently on file with any of the Loan Parties, surveys or plot plans; d) an opinion of counsel for the Loan Parties with respect to, among other things, the validity and enforceability of the Agent's mortgages on and security interests in the Facilities; and e) all such other documents, certificates and instruments as the Agent may reasonably request with respect to each Facility.

         Section 8. REPRESENTATIONS AND WARRANTIES; NO DEFAULT. The Loan Parties hereby (a) amend Schedules 5.4, 5.11, 5.13(a), 5.13(c), 5.14, 5.16, 5.21, 8.4
and 9.10 to the Credit Agreement by substituting the corresponding Schedules attached hereto and (b) confirm to the Banks the representations and warranties of the Loan Parties set forth in Article 5 of the Credit Agreement (as amended hereby, including by substitution of Schedules 5.4, 5.11, 5.13(a), 5.13(c), 5.14, 5.16, 5.21, 8.4 and 9.10) as of the date hereof, as if set forth herein in full (except for (a) changes contemplated by the Credit Agreement, (b) such representations and warranties that refer to a specific date, (c) references to the 1996 Financial Statements shall be deemed to refer to the 1999 Financial Statements and (d) references to the URC Annual Report on Form 10-K and the subsequent Quarterly Reports on Form 10-Q shall be deemed to refer to the URC Annual Report on Form 10-K for the fiscal year ended October 3, 1999 and each of the two subsequent Quarterly Reports on Form 10-Q filed thereafter). The Loan Parties certify that no Default exists under the Credit Agreement.

         Section 9. EFFECTIVENESS; CONDITIONS TO EFFECTIVENESS. This First Amendment shall become effective upon execution hereof by the Loan Parties, the Banks, the Agent and Arranger and the Co-Agent and Syndication Agent and upon satisfaction of the following conditions:

                  (a) REVISED NOTES. The Borrowers shall have executed and delivered to the Banks the Revised Notes pursuant to Section 6 hereof.

                  (b) BOARD RESOLUTIONS. The Banks shall have received copies of the resolutions of the Board of Directors of each Loan Party authorizing the execution, delivery and performance of this First Amendment, the Revised Notes and the other Bank Agreements to which each such corporation is a party and which are executed in connection therewith, certified by the Secretary or an Assistant Secretary (or Clerk or Assistant Clerk) of each such corporation (which certificate shall state that such resolutions are in full force and effect).

                  (c) SECRETARY'S CERTIFICATES. The Banks shall have received a certificate of the Secretary or an Assistant Secretary (or Clerk or Assistant Clerk) of each Loan Party certifying the names and signatures of the officers of each such corporation authorized to sign this First Amendment, the Revised Notes and the other Bank Agreements to which each such corporation is a party and which are executed in connection therewith.

                  (d) CERTIFICATES OF LEGAL EXISTENCE AND GOOD STANDING. The Banks shall have received certificates of recent date issued by the Secretary of State of the State of Delaware and The Commonwealth of Massachusetts certifying as to the legal existence and good standing of each of the Loan Parties.

                  (e) OPINION OF COUNSEL. The Banks shall have received an opinion of Brown, Rudnick, Freed and Gesmer, counsel to the Loan Parties, in form and substance satisfactory to the Banks and their counsel.

                  (f) CLOSING FEES. The Borrowers shall have paid to the Banks the amendment fees described in the term sheet dated as of April 24, 2000, which shall be earned in full upon the Banks' execution and delivery hereof.

         Section 10. DESIGNATION OF ADMINISTRATIVE AGENT, ARRANGER, CO-AGENT AND SYNDICATION AGENT. The parties hereto hereby agree that Fleet shall be, and hereby is, designated as an Administrative Agent and Arranger under the Credit Agreement and that SunTrust shall be, and hereby is, designated as a Co-Agent and Syndication Agent under the Credit Agreement, each having such duties as may be agreed from time to time among the Agent, Co-Agent and the Borrowers. Any and all references in the Credit Agreement to the "Agent" shall refer to Fleet in its capacity as Administrative Agent. The provisions of Article 13 set forth in the Credit Agreement shall apply equally to the Administrative Agent and Arranger and to the Co-Agent and Syndication Agent.

         Section 11. MISCELLANEOUS. The Loan Parties agree, jointly and severally, to pay on demand all the Agent's reasonable expenses in preparing, executing and delivering this First Amendment, whether or not this First Amendment shall be consummated, and all related instruments and documents, including, without limitation, the reasonable fees and out-of-pocket expenses of the Agent's special counsel, Goodwin, Procter & Hoar LLP. This First Amendment shall be a Bank Agreement and shall be governed and construed and enforced under the laws of The Commonwealth of Massachusetts.

                                  [End of Page]

         IN WITNESS WHEREOF, the Loan Parties, the Agent and Arranger, the Co-Agent and Syndication Agent and the Banks have caused this First Amendment to Amended and Restated Revolving Credit and Term Loan Agreement to be executed by their duly authorized officers as of the date first set forth above.

                               UNO RESTAURANT CORPORATION


                               By:
                                  ----------------------------------------------
                                    Name:
                                    Title:


                               URC HOLDING COMPANY, INC.


                               By:
                                  ----------------------------------------------
                                    Name:
                                    Title:


                               UNO RESTAURANTS, INC.


                               By:
                                  ----------------------------------------------
                                    Name:
                                    Title:


                               UNO FOODS INC.


                               By:
                                  ----------------------------------------------
                                    Name:
                                    Title:


                               PIZZERIA UNO CORPORATION


                               By:
                                  ----------------------------------------------
                                    Name:
                                    Title:

                               SAXET CORPORATION


                               By:
                                  ----------------------------------------------
                                    Name:
                                    Title:



                               FLEET NATIONAL BANK, as Agent and Arranger


                               By:
                                  ----------------------------------------------
                                    Name:
                                    Title:


                               FLEET NATIONAL BANK


                               By:
                                  ----------------------------------------------
                                    Name:
                                    Title:



                               SUNTRUST BANK, as Co-Agent and Syndication Agent


                               By:
                                  ----------------------------------------------
                                    Name:
                                    Title:


                               SUNTRUST BANK


                               By:
                                  ----------------------------------------------
                                    Name:
                                    Title:

                                   SCHEDULE I

                          BANKS' COMMITMENT PERCENTAGES

                                                                                 Commitment
   Loan                                     Bank                                 Percentage
   ----                                     ----                                 ----------

1)  Revolving Credit Advances
                                            Fleet National Bank                        50%

                                            SunTrust Bank                              50%
                                                                                  ---------

                                                                       Total:         100%

2)  URI Term Loan

                                            Fleet National Bank                        50%

                                            SunTrust Bank                              50%
                                                                                  ---------

                                                                       Total:         100%

3)  Saxet Term Loan

                                            Fleet National Bank                        50%

                                            SunTrust Bank                              50%
                                                                                  --------

                                                                       Total:         100%

                                   SCHEDULE II

                                   PROPERTIES

1) Property located at 574 Iyanough Road, Hyannis, Massachusetts.

2) Property located at Ellicott City, Long Gate Center, Howard County, Maryland.

3) Property located at 1330 Shelburne Road, South Burlington, Vermont.

4) Property located at 901 Currency Circle, Lake Mary, Florida.